Exhibit 10.2

This LOCKUP AND FORFEITURE AGREEMENT (this “Agreement”) is entered into as of January 15, 2021, by and between Subversive Capital Acquisition Corp. (the “Corporation”), Subversive Capital Sponsor LLC (the “Sponsor”), Michael Auerbach and Leland Hensch (the “Individual Founders”), CMG Partners, Inc. (“Caliva”), and Left Coast Ventures, Inc. (“LCV”).

WHEREAS the Individual Founders through the Sponsor, collectively own a number of Class B Shares of the Corporation which, following the closing of a Qualifying Transaction (as defined below) would correspond to a number of common shares of the Corporation (the “Common Share”) equal to 11,287,408 Common Shares (such shares, whether in the form of Class B Shares, Proportionate Voting Shares or Common Shares, the “Founders’ Shares”);

WHEREAS, the Sponsor owns warrants (each, a “Warrant” and collectively, the “Sponsor Warrants” and together with the Founders’ Shares, the “Subject Shares”) to purchase 7,087,500 Class A restricted voting shares of the Corporation (each, a “Class A Restricted Voting Share”);

WHEREAS, the Corporation has entered into definitive agreements with each of Caliva (the “Caliva Agreement”) and LCV (the “LCV Agreement”, and together with the Caliva Agreement, the “Transaction Agreements”) pursuant to which the Corporation shall acquire, directly or indirectly, all of the equity of Caliva and LCV;

WHEREAS, the acquisition of Caliva and LCV will constitute the “qualifying transaction” of the Corporation (the “Qualifying Transaction”) as more fully described in the Prospectus (as defined below);

WHEREAS, in connection with the consummation of the Qualifying Transaction, all Class B Shares shall be converted into Proportionate Voting Shares and all Warrants shall become exercisable for Common Shares rather than Class A Restricted Voting Shares; and

WHEREAS, Sponsor and the Individual Founders have agreed to the restrictions set forth in this Agreement for the benefit of Caliva and LCV.

NOW, THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and for good and valuable consideration, the sufficiency of which is acknowledged and agreed, the parties to this Agreement hereby agree as follows.

1.	Certain Defined Terms. In addition to terms defined elsewhere in this Agreement, the following terms have the following meanings:

(a)	“Exchange” means the Neo Exchange Inc., or any successor, assign or replacement exchange on which any of the Corporation’s securities are listed from time to time.

(b)	“Person” includes any individual, corporation, company, partnership, association, joint venture, trust, unincorporated association, governing or governmental authority.

(c)

“PIPE Transaction” means any treasury offering of subscription receipts of the Corporation on a brokered or non-brokered private placement basis, whereby each such subscription receipt will entitle the holder thereof to ultimately receive one Common Share on or around the closing date of the Qualifying Transaction.

(d)	“Prospectus” means the non-offering prospectus of the Corporation dated December 16, 2020, of the Corporation.

(e)	“Proportionate Voting Shares” means the proportionate voting shares of the Corporation, as further described in the Prospectus.

(f)	“Trading Price Measurement Period” means the period beginning on the closing date of the Qualifying Transactions and ending on the third anniversary of the closing date of the Qualifying Transactions.

(g)

“Transfer” means, in respect of securities, (i) the sale, offer to sell, contract or agreement to sell, gifting, assignment, hypothecation, pledge, granting any option to purchase or otherwise disposing of or agreeing to dispose of, directly or indirectly, filing (or participate in the filing of) a registration statement with any Governmental Authority or establishing or increasing a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, with respect to any securities or any beneficial interest therein, or (ii) the entering into of any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any securities or any beneficial interest therein.

(h)

“VWAP” means, as of any date of determination, the volume weighted average price per share of the Common Shares on the Exchange for the period of the twenty (20) consecutive trading days prior to such date of determination, as reported by Bloomberg Financial L.P.

Capitalized terms used herein but not defined have the meanings ascribed thereto in the Prospectus. Unless otherwise specified, all dollar amounts are expressed in United States dollars and references to “$” are to United States dollars.

2.

Transfer Restrictions. The Sponsor and each of the Individual Founders hereby undertakes and agrees not to Transfer any of the Subject Shares (or any Proportionate Voting Shares or Common Shares into which such Subject Shares may hereafter be converted or exchanged), for a period of 6 months following the closing date of the Qualifying Transaction (the “Lock-up Period”). Notwithstanding the provisions set forth in this Section 2, the Sponsor and the Individual Founders may Transfer Subject Shares (or any Proportionate Voting Shares or Common Shares into which such Subject Shares may hereafter be converted or exchanged) during the Lock-up Period (a) in the case of an individual, by gift to a member of the individual’s immediate family or to a trust, the beneficiary of which is a member of the individual’s immediate family or an affiliate of such person or entity, or to a charitable organization; (b) in the case of an individual, by will, other testamentary document or virtue of laws of descent and distribution upon death of the individual; (c) in the case of an individual, pursuant to a qualified domestic relations order; (d) in the case of an entity, to any partner, member, or affiliate of the Sponsor or Individual Founder; or (e) where such Common Shares were acquired in open market transactions following the closing date of the Qualifying Transaction (as defined in the Transaction Agreements); provided, however, that in the case of clauses (a) through (d) these permitted transferees (“Permitted Transferees”) must first enter into a written agreement with the Company agreeing to be bound by the transfer and forfeiture restrictions in this Section 2, Section 3 and Section 4.

3.	Founders’ Shares Vesting and Forfeiture.

(a)

In addition to Section 2, the Sponsor (and any Permitted Transferee) agrees not to (and the Individual Founders agree not to cause or permit Sponsor or any Permitted Transferees to) Transfer Founders’ Shares that correspond or are otherwise equivalent to a number of Common Shares equal to 5,430,450 Common Shares (such Founders’ Shares, the “Vesting Shares”), other than pursuant to any of the exceptions set forth in Section 2, following the closing date of the Qualifying Transaction unless and until such shares become vested in accordance with the following vesting schedule:

(i)

One-third of the Vesting Shares shall become vested and no longer subject to the restrictions on Transfer in this Section 3 upon the VWAP equaling or exceeding $13.00 during the Trading Price Measurement Period;

(ii)

One-third of the Vesting Shares shall become vested and no longer subject to the restrictions on Transfer in this Section 3 upon the VWAP equaling or exceeding $17.00 during the Trading Price Measurement Period; and

(iii)

One-third of the Vesting Shares shall become vested and no longer subject to the restrictions on Transfer in this Section 3 upon the VWAP equaling or exceeding $21.00 during the Trading Price Measurement Period.

(b)

In the event any of the Vesting Shares have not vested in accordance with the vesting schedule set forth in Section 3(a) by the end of the Trading Price Measurement Period, such shares shall be forfeited to the Corporation.

4.

Sponsor Shares Transaction Agreement Forfeiture. In addition to Section 2, the Sponsor (and any Permitted Transferee) agrees not to (and the Individual Founders agree not to cause or permit Sponsor or any Permitted Transferee to) Transfer Founders’ Shares that correspond or are otherwise equivalent to a number of Common Shares equal to (i) 3,705,628 Common Shares (such Founders’ Shares, the “Financing Shares”), other than pursuant to any of the exceptions set forth in Section 2, following the closing date of the Qualifying Transaction unless and until none of the Maximum Earnout Shares (as defined in the Caliva Agreement) are subject to potential issuance pursuant to Section 2.04(b) of the Caliva Agreement. The Sponsor shall forfeit to the Corporation without consideration, a number of Financing Shares that correspond or are otherwise equivalent to a number of Common Shares equal to the Earnout Consideration (as defined in the Caliva Agreement) issued to Caliva shareholders pursuant to Section 2.04(b)(iii) of the Caliva Agreement. Such forfeiture shall occur contemporaneously with the issuance of such Earnout Consideration pursuant to Section 2.04(b)(iii) of the Caliva Agreement. Upon final determination of the amount of Earnout Consideration, if any, pursuant to Section 2.04 of the Caliva Agreement, the remaining Financing Shares, if any, not forfeited to the Corporation pursuant hereto shall be released from the restrictions of this Section 4. For the avoidance of doubt, the Financing Shares subject to this Section 4 and the Vesting Shares subject to Section 3 shall be without duplication.

5.

Sponsor SC Reductions Forfeiture. Upon the closing of the Qualifying Transaction, the Sponsor shall forfeit to the Corporation without consideration, a number of Founders’ Shares that correspond or are otherwise equivalent to a number of Common Shares equal to 563,203 Common Shares.

6.	Representations and Warranties. Sponsor, with respect to itself, and the Individual Founders jointly and severally with respect to Sponsor, represents and warrants as follows:

(a)

Organization; Due Authorization. Sponsor is duly organized, validly existing and in good standing under the Laws of the jurisdiction in which it is incorporated, formed, organized or constituted, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby are within Sponsor’s limited liability company or organizational powers and have been duly authorized by all necessary limited liability company actions on the part of Sponsor. Each such Individual Founder has full legal capacity, right and authority to execute and deliver this Agreement, to perform his respective obligations hereunder and to cause the Sponsor to perform its obligations hereunder. This Agreement has been duly executed and delivered by Sponsor and each Individual Founder and, assuming due authorization, execution and delivery by the other parties to this Agreement, this Agreement constitutes a legally valid and binding obligation of Sponsor and each Individual Founder, enforceable against Sponsor and each Individual Founder in accordance with the terms hereof (except as enforceability may be limited by bankruptcy Laws, other similar Laws affecting creditors’ rights and general principles of equity affecting the availability of specific performance and other equitable remedies).

(b)

Ownership. Sponsor is the record and beneficial owner (as defined in the Securities Act) of, and has good title to, all of the Subject Shares and in each case there exist no Liens or any other limitation or restriction (including any restriction on the right to vote, sell or otherwise dispose of the Subject Shares (other than transfer restrictions under the Securities Act) affecting any such Subject Shares, other than Liens pursuant to (i) this Agreement, (ii) the Transaction Agreement or (iii) any applicable securities Laws. Except for the Sponsor Warrants to acquire Common Shares, the Founders’ Shares are the only equity securities in the Corporation owned beneficially by each Individual Founder on the date of this Agreement, and none of the Founders’ Shares are subject to any proxy, voting trust or other agreement or arrangement with respect to the voting of the Founders’ Shares, except as provided hereunder. Except for the Sponsor Warrants to acquire Common Shares, such Individual Founder does not hold or own any rights to acquire (directly or indirectly) any equity securities of the Corporation or any equity securities convertible into, or which can be exchanged for, equity securities of the Corporation.

(c)

No Conflicts. The execution and delivery of this Agreement by an Individual Founder and the Sponsor does not, and the performance by such Individual Founder or Sponsor of his or its obligations hereunder will not, (i) in the case of Sponsor, conflict with or result in a violation of the organizational documents of Sponsor or (ii) require any consent or approval that has not been given or other action that has not been taken by any Person (including under any Contract binding upon Sponsor or the Subject Shares) to the extent such consent, approval or other action would prevent, enjoin or materially delay the performance by any Individual Founder or Sponsor of its, his or her obligations under this Agreement.

7.

Successors and Assigns. This Agreement shall become binding upon and inure to the benefit of the parties and their respective successors and permitted assigns. Neither this Agreement nor any of the rights, interests or obligations hereunder will be assigned (including by operation of law) without the prior written consent of the parties hereto.

8.

Specific Performance. The parties hereto agree that irreparable damage may occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to seek an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the chancery court or any other state or federal court within the State of Delaware, this being in addition to any other remedy to which such party is entitled at law or in equity.

9.

Severability. If any provision of this Agreement shall be determined by any court of competent jurisdiction to be illegal, invalid or unenforceable, that provision shall be severed from this Agreement and the remaining provisions shall continue in full force and effect.

10.

Governing Law. This Agreement, and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to this Agreement or the negotiation, execution or performance of this Agreement (including any claim or cause of action based upon, arising out of or related to any representation or warranty made in or in connection with this Agreement) will be governed by and construed in accordance with the internal Laws of the State of Delaware applicable to agreements executed and performed entirely within such State.

11.	CONSENT JURISDICTION, VENUE AND SERVICE OF PROCESS.

(a)

THE PARTIES TO THIS AGREEMENT SUBMIT TO THE EXCLUSIVE JURISDICTION OF THE STATE COURTS LOCATED IN WILMINGTON, DELAWARE OR THE COURTS OF THE UNITED STATES LOCATED IN WILMINGTON, DELAWARE IN RESPECT OF THE INTERPRETATION AND ENFORCEMENT OF THE PROVISIONS OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH AND BY THIS AGREEMENT WAIVE, AND AGREE NOT TO ASSERT, ANY DEFENSE IN ANY ACTION FOR THE INTERPRETATION OR ENFORCEMENT OF THIS AGREEMENT AND ANY RELATED AGREEMENT, CERTIFICATE OR OTHER DOCUMENT DELIVERED IN CONNECTION HEREWITH, THAT THEY ARE NOT SUBJECT THERETO OR THAT SUCH ACTION MAY NOT BE BROUGHT OR IS NOT MAINTAINABLE IN SUCH COURTS OR THAT THIS AGREEMENT MAY NOT BE ENFORCED IN OR BY SUCH COURTS OR THAT THEIR PROPERTY IS EXEMPT OR IMMUNE FROM EXECUTION, THAT THE ACTION IS BROUGHT IN AN INCONVENIENT FORUM, OR THAT THE VENUE OF THE ACTION IS IMPROPER. SERVICE OF PROCESS WITH RESPECT THERETO MAY BE MADE UPON ANY PARTY TO THIS AGREEMENT BY MAILING A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH PARTY AT ITS ADDRESS AS PROVIDED HEREIN.

(b)

WAIVER OF TRIAL BY JURY. EACH PARTY HERETO HEREBY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (I) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (II) EACH SUCH PARTY UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (III) EACH SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (IV) EACH SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 11.

12.

Counterparts. This Agreement may be executed in any number of counterparts (including counterparts by facsimile), and all such counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature pages follow]

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

SUBVERSIVE CAPITAL ACQUISITION CORP.

By:	/s/ Leland Hensch
Name: Leland Hensch
Title: Chief Executive Officer

SUBVERSIVE CAPITAL SPONSOR LLC

By:	/s/ Michael Auerbach
Name: Michael Auerbach
Title: Managing Member

CMG PARTNERS INC.

By:
Name: Dennis O’Malley
Title: Chief Executive Officer

LEFT COAST VENTURES, INC.

By:
Name: Brett Cummings
Title: Chief Executive Officer

/s/ Michael Auerbach
Michael Auerbach, an individual

/s/ Leland Hensch
Leland Hensch, an individual

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

SUBVERSIVE CAPITAL ACQUISITION CORP.

By:
Name: Leland Hensch
Title: Chief Executive Officer

SUBVERSIVE CAPITAL SPONSOR LLC

By:
Name: Michael Auerbach
Title: Managing Member

CMG PARTNERS INC.

By:	/s/ Dennis O’Malley
Name: Dennis O’Malley
Title: Chief Executive Officer

LEFT COAST VENTURES, INC.

By:
Name: Brett Cummings
Title: Chief Executive Officer

Michael Auerbach, an individual

Leland Hensch, an individual

IN WITNESS WHEREOF, the Parties have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of the date first written above.

SUBVERSIVE CAPITAL ACQUISITION CORP.

By:
Name: Leland Hensch
Title: Chief Executive Officer

SUBVERSIVE CAPITAL SPONSOR LLC

By:
Name: Michael Auerbach
Title: Managing Member

CMG PARTNERS INC.

By:
Name: Dennis O’Malley
Title: Chief Executive Officer

LEFT COAST VENTURES, INC.

By:	/s/ Brett Cummings
Name: Brett Cummings
Title: Chief Executive Officer

Michael Auerbach, an individual

Leland Hensch, an individual